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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
        Date of Report (Date of Earliest event reported) June 3, 1999





                                ZALE CORPORATION
             (Exact name of registrant as specified in its charter)


         DELAWARE                        1-04129                 75-0675400
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)

  901 W Walnut Hill Lane Irving, Texas                           75038-1003
(Address of principal executive offices)                         (Zip Code)



      Registrant's Telephone number, including area code:   (972) 580-4000


                                 Not Applicable
         (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS.

         On June 3, 1999, Zale Corporation (the "Company") announced that it has purchased substantially all assets and assumed certain liabilities of Peoples Jewellers Corporation, a privately owned chain of 177 fine jewelry stores operated throughout Canada.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)  Exhibits.
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                 99     Press Release issued by the Company on June 3, 1999.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ZALE CORPORATION
                                       Registrant


June 3, 1999                           By:        /s/ Mark R. Lenz
                                           ---------------------------------
                                                     Mark R. Lenz
                                           Senior Vice President, Controller

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                                  EXHIBIT INDEX

EXHIBIT
NUMBER                             DESCRIPTION
-------                            -----------

  99            Press Release issued by the Company on June 3, 1999.